UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 29, 2018

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio St. Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Pay Agreement.

Digital Turbine, Inc. (the “Company”) entered into two disposition agreements with respect to selected assets owned by its subsidiaries, as described below. These dispositions are separate and distinct transactions; however both are discussed in the accompanying press release included as Exhibit 99.1.

Pay Transaction

On April 29, 2018, Digital Turbine Asia Pacific Pty, Ltd. and Digital Turbine Singapore Pte Ltd. (together, “Pay Seller”), each wholly owned subsidiaries of the Company, entered into an Asset Purchase Pay Agreement (the “Pay Agreement”), dated as of April 23, 2018, with Chargewave Ptd Ltd (“Pay Purchaser”) to sell certain assets (the “Pay Assets”) owned by the Pay Seller related to the Company’s Direct Carrier Billing business. The Pay Purchaser is principally owned and controlled by Jon Mooney, an officer of the Pay Seller. At the closing of the asset sale, Mr. Mooney will no longer be employed by the Company or Pay Seller.

Pursuant to the Pay Agreement, the Pay Seller will sell to Pay Purchaser their rights, title and interest in Pay Agreements between the applicable Pay Seller and carriers and content providers related to the Pay Assets as well as contracts with certain service providers. In addition, on July 1, 2019 (the “Technology Transfer Date”), the Pay Seller will transfer technology and infrastructure owned by the Pay Seller for the purpose of performing the business of the Pay Assets, and prior to such time Pay Seller will license such technology to Pay Purchaser for license fees described below. The Pay Seller continues to own all assets not specifically sold, including all accounts receivable for services supplied prior to the closing date and all Ignite related assets. On and after the closing, Pay Purchaser will assume and agree to pay and perform on any and all liabilities incurred in connection with transferred assets or the transferred contracts relating to the period after the closing date.

In consideration for the assets being transferred, the Pay Seller will receive license fees, revenue share and equity equivalent rights, as follows:

(1)        Pay Purchaser will pay to the Pay Seller license fees, until the Technology Transfer Date, from a range of sources of gross profits related to the contracts transferred, in an amount equal to between zero to 70% of monthly gross profits, with the precise percentage of license fees varying based on the amount of such gross profits per a scale in the Pay Agreement, plus additional amounts for revenues generated from new customer introductions made by Pay Seller after the closing.

(2)       For a period commencing on the Technology Transfer Date and ending on the date that is thirty-six (36) months from the closing, Pay Purchaser will pay Pay Seller revenue sharing payments, from a range of gross profits related to the contracts transferred, in an amount equal to between zero to 70% of monthly gross profits, with the precise percentage of revenue sharing varying based on the amount of such gross profits per a scale in the Pay Agreement, plus additional amounts for revenues generated from new customer introductions made by Pay Seller after the Technology Transfer Date.

(3)       Pay Seller will also receive equity equivalent rights, including to be entitled to 20% of the net proceeds (in all forms of value) upon the closing of a wide variety of liquidity transactions involving the Pay Purchaser.

The Pay Agreement contains customary representations and warranties by each party with respect to itself and does not contain any representations or warranties by the Company with respect to the Company or its business. The Pay Sellers have also agreed to various customary covenants and Pay Agreements, including, among others, a non-compete, and the Pay Purchaser has agreed to provide a security interest in the transferred assets to secure its obligations.

The transaction is expected to be completed in early June 2018.

Although the accounting treatment is not final, it is anticipated that the Pay Assets operations will now qualify as discontinued operations and, as a result, would be reclassified from income (loss) from continuing operations to discontinued operations in accordance with the provisions of “Presentation of Financial Statements” in the Accounting Standards Codification in future filings for all periods presented.

The foregoing description of the Pay Agreement does not purport to be complete and is qualified in its entirety by reference to the Pay Agreement, which is filed as Exhibit 2.1.1 hereto and is incorporated herein by reference. Certain schedules and annexures to the Pay Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.

A&P Transaction

On April 29, 2018, Digital Turbine Media, Inc. (the “A&P Seller”), a wholly owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “A&P Agreement”), dated as of April 28, 2018, with Creative Clicks B.V. (the “A&P Purchaser”) to sell business relationships with various advertisers and publishers (the “A&P Assets”) related to the Company’s Advertising and Publishing business.

Pursuant to the A&P Agreement, the A&P Seller will sell to the A&P Purchaser its rights, title and interest in agreements between A&P Seller and specified advertisers and publishers, other than agreements or relationships, or parts thereof, relating to A&P Seller’s application (“app”) distribution services. The A&P Seller continues to own all assets not specifically sold, including integration, technology or operational assets or services, as well as contracts not transferred or assigned under the A&P Agreement. A&P Seller owns all accounts receivable for services supplied prior to the closing date, and all accounts receivable for services partially performed prior to and at the closing date will be prorated between A&P Seller and A&P Purchaser. On and after the closing, the A&P Purchaser will assume and agree to pay and perform on any and all liabilities incurred in connection with the transferred assets relating to the period after the closing date, in accordance with the terms of the respective agreements.

In consideration for the assets being transferred, the A&P Purchaser will, over a three year period after the closing, share revenue from transferred assets, new revenue streams from the transferred assets and new engagements with specified A&P Seller business partners. The revenue share is calculated as follows: A&P Purchaser will pay A&P Seller 27.5% of gross profits, with a revenue share maximum of $1,000,000 in year 1, scaling down to 15% of gross profits, with a revenue share maximum of $500,000, in year 3, as further specified in the A&P Agreement. Additionally, for each customer introduction A&P Seller makes to A&P Purchaser that leads to a customer contract with A&P Purchaser or an affiliate, A&P Purchaser will pay A&P Seller a percentage of gross profit earned from the contract.

The A&P Agreement contains customary representations and warranties by each party with respect to itself and does not contain any representations or warranties by the Company to the Company or its business. The A&P Seller has also agreed to various customary covenants and agreements, including, among others, a non-compete, and the A&P Purchaser has agreed to provide a security interest in the transferred assets to secure its obligations. The A&P Seller has further represented that it will make best efforts that certain employees specified in the A&P Agreement accept employment with the A&P Purchaser on or after the closing date.

The transaction is expected to be complete in late May or early June 2018.

Although the accounting treatment is not final, it is anticipated that the A&P Assets operations will now qualify as discontinued operations and, as a result, would be reclassified from income (loss) from continuing operations to discontinued operations in accordance with the provisions of “Presentation of Financial Statements” in the Accounting Standards Codification in future filings for all periods presented.

The foregoing description of the A&P Agreement does not purport to be complete and is qualified in its entirety by reference to the A&P Agreement, which is filed as Exhibit 2.1.2 hereto and is incorporated herein by reference. Certain schedules and annexures to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.

There can be no assurance that the transactions described above will be consummated on the terms described or at all. The Pay Agreement and the A&P Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company or its subsidiaries. In particular, the representations, warranties and covenants contained in such agreements (a) were made only for purposes of such agreements and as of specific dates, (b) were solely for the benefit of the parties to such agreements, (c) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, (d) were made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing matters subject to representations and warranties as facts, and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in such agreement not in isolation but only in conjunction with the other information about the Company that is included in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On May 1, 2018, the Company issued a press release announcing the Pay and A&P Agreements and related transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and the related Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Forward-Looking Statements

The foregoing description of the agreements and the transactions contemplated thereby, and the press release referred to herein, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as the Company or management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the transaction, including its financial impact, accounting treatment, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the Company. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to uncertainty as to potential revenue share amounts, the fact that the accounting treatment has not been finalized, the potential for unexpected business impacts on the Company from the dispositions; and the other risks and important factors contained and identified in the Company’s filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description
Exhibit 2.1.1	Pay Asset Purchase Agreement, dated as of April 23, 2018*
Exhibit 2.1.2	A&P Asset Purchase Agreement dated as of April 28, 2018*
Exhibit 99.1	Press Release dated May 1, 2018

* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2018	Digital Turbine, Inc.

	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1.1	Pay Asset Purchase Agreement, dated as of April 23, 2018*
Exhibit 2.1.2	A&P Asset Purchase Agreement dated as of April 28, 2018*
Exhibit 99.1	Press Release dated May 1, 2018

* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.